GOLDMAN SACHS TRUST

Goldman Sachs Financial Square FundsSM

Goldman Sachs Financial Square Federal Instruments Fund

(the “Fund”)

Supplement dated December 14, 2018 to the

Prospectuses and Summary Prospectuses dated December 29, 2017, as supplemented to date

Effective immediately, Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) will generally seek to place purchase and sale orders for the Fund’s portfolio transactions with women-, minority- and veteran-owned broker-dealers, subject to the Investment Adviser’s duty to seek the best execution for the Fund’s orders.

In addition, effective December 28, 2018, the Investment Adviser will not impose a portion of the management fee equal annually to 0.02% of the Fund’s average daily net assets. This management fee waiver will remain in effect through December 28, 2019, and prior to such date the Investment Adviser may not terminate this waiver without the approval of the Board of Trustees of the Goldman Sachs Trust.

This Supplement should be retained with your Prospectuses and Summary Prospectuses for future reference.

FSQFDINSTOPSSTK 12-18